UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2004

eUniverse, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-26355	06-1556248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 215-1001

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c ) Exhibits. The following exhibit is filed herewith:

Exhibits	Description
99	Press release issued by eUniverse, Inc. (the “Company”) on February 5, 2004.

Item 12. Results of Operations and Financial Condition.

On February 5, 2004, the Company issued a press release announcing its financial results for the three- and nine-month periods ended December 31, 2003. A copy of that press release is attached hereto as Exhibit 99 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2004	eUniverse, Inc.

	By:	/s/ Thomas J. Flahie
Thomas J. Flahie Chief Financial Officer